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                                                                    EXHIBIT 99.1




                           PURCHASE AND SALE AGREEMENT

                                 BY AND BETWEEN

                             KEYSTONE PROPERTY TRUST
                                  (as "Buyer")

                                       AND

                       AEW TARGETED SECURITIES FUND, L.P.
                                  (as "Seller")

                          DATED AS OF SEPTEMBER 9, 2002



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     PURCHASE AND SALE AGREEMENT, dated as of September 9, 2002 (the
"Agreement") by and between AEW Targeted Securities Fund, L.P., a Delaware limited partnership (the "Seller") and Keystone Property Trust, a Maryland real estate investment trust (the "Buyer").

     WHEREAS, the Seller desires to sell and transfer to the Buyer 800,000 shares of Series A Convertible Preferred Stock, par value $.001 per share, and 200,000 shares of Series C Convertible Preferred Stock, par value $.001 per share, to be received by the Seller (the "Shares") and the Buyer wishes to acquire the Shares on the terms set forth in this Agreement.

     THEREFORE, the parties hereto agree as follows:

     1. SALE AND PURCHASE OF THE SHARES. The Seller hereby agrees to assign, sell, convey and transfer to the Buyer on the Closing Date (as defined below) all right, title and interest of the Seller in and to the Shares and the Buyer, in reliance on the representations and warranties set forth herein, agrees to pay to the Seller the Purchase Price (as defined herein). On the Closing Date and pursuant to instructions from American Stock Transfer & Trust Company, each of the Seller and the Buyer shall instruct American Stock Transfer & Trust Company to record the transfer to the Buyer of the certificated Shares owned by the Seller and the Seller shall deliver to American Stock Transfer & Trust Company the certificates for the Shares, duly endorsed for transfer.

     2. CLOSING. The closing of the purchase and sale of the Shares (the "Closing") shall take place on the date hereof and the Seller will assign, sell, convey and transfer to Buyer in accordance with Section 1 above all right, title and interest of the Seller in and to the Shares for an aggregate purchase price of $25,741,458.46 (the "Purchase Price"). Buyer shall pay to the Seller the Purchase Price in immediately available funds by wire transfer on the Closing Date to an account designated by the Seller in writing at least two business days prior to the Closing Date.

     3. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby represents and warrants to the Buyer that each of the following statements is true and correct as of the date hereof and will be true and correct as of the Closing Date as if made on such date.

     (a) GOOD STANDING. The Seller is duly organized, validly existing and in good standing in the state of its organization, with full corporate power and authority to carry on its business as it is now operated and carried on by it.

     (b) DUE AUTHORIZATION. The Seller has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms.

     (c) ABSENCE OF DEFAULTS AND CONFLICTS. The execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby do not and will not violate or be in conflict with, or constitute a breach of or default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms of any law, regulation, order, judgment, instrument, contract, license or other agreement to which the Seller is a party or by which the Seller or its assets are bound or which would prevent the consummation of this transaction, and no consent or approval of any third party or any government, state, province, county or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative function of,


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or pertaining to, governing (collectively, "Governmental Authority") is necessary in order to permit the Seller to execute and deliver this Agreement and perform the transactions contemplated hereby.

     (d) TITLE TO INTEREST. The Seller will convey to the Buyer good, valid and marketable title to the Shares free and clear of all liens, pledges, claims, security interests, encumbrances, charges, restrictions or limitations of any kind, whether arising by agreement, operation of law or otherwise (collectively, "Liens").

     (e) BROKERS. The Seller has not employed any broker or finder or incurred any liability for any brokerage fees or commissions in connection with the transactions contemplated by this Agreement.

     (f) REGULATION M. The Seller acknowledges that neither the Buyer nor any of its agents or affiliates solicited the sale of the Shares by the Seller and that the transactions contemplated hereby qualify as an "unsolicited purchase" under Rule 102 of Regulation M promulgated under the rules and regulations of the Securities Act of 1933, as amended.

     (g) OWNERSHIP LIMIT WAIVER. The Seller acknowledges that any waiver of the ownership limit (as defined in the Buyer's charter) previously given to the Seller or its affiliates is of no further force and effect.

     4. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer hereby represents and warrants to the Seller that each of the following statements is true and correct as of the date hereof and will be true and correct as of the Closing Date as if made on such date.

     (a) GOOD STANDING AND DUE AUTHORIZATION. The Buyer is duly organized, validly existing and in good standing in the state of its incorporation, with full trust power and authority to carry on its business as it is now operated and carried on by it. The Buyer has all requisite trust power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Buyer and constitutes a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms.

     (b) ABSENCE OF DEFAULTS AND CONFLICTS. The execution, delivery and performance of this Agreement by the Buyer and the consummation of the transactions contemplated hereby do not and will not violate or be in conflict with, or constitute a breach of or default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms of any law, regulation, order, judgment, instrument, contract, license or other agreement to which the Buyer is a party or by which the Buyer or its assets are bound or which would prevent the consummation of this transaction, and no consent or approval of any Governmental Authority is necessary in order to permit the Buyer to execute and deliver this Agreement and perform the transactions contemplated hereby.

     (c) BROKERS. Except as described in its Prospectus Supplement, dated September 4, 2002, as filed with the Securities and Exchange Commission on September 6, 2002, the Buyer has not employed any broker or finder or incurred any liability for any brokerage fees or commissions in connection with the transactions contemplated by this Agreement.

     5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained or made in, or in connection with, this Agreement shall survive the purchase and sale of the Shares, notwithstanding any investigation conducted with respect thereto or any knowledge acquired as to the accuracy or inaccuracy of any such representation or warranty.



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     6. INDEMNIFICATION.

     (a) The Seller agrees to defend, indemnify and hold harmless the Buyer, and its trustees, officers, employees, agents and any of their successors and assigns, from and against any and all losses, damages, claims, suits, proceedings, liabilities, costs and expenses (including settlement costs, interest, penalties, reasonable attorney's fees and any reasonable legal or other expenses for investigation or defense of any actions or threatened actions) (collectively, "Losses" or "Claims," as the context requires) which may be imposed, sustained, incurred or suffered or asserted as a result of, relating to or arising out of (i) the breach of any representation or warranty of the Seller contained in this Agreement; (ii) any failure by the Seller to perform any covenant, agreement or obligation of the Seller contained in this Agreement; and (iii) the Seller's ownership of the Shares prior to the Closing Date, including liabilities for taxes, charges, fees and periodic deposits (including interest and penalties) determined to have been due to any Governmental Authority during the period that such Seller owned or held the Shares.

     (b) The Buyer agrees to defend, indemnify and hold harmless the Seller and its officers, directors, employees, partners, agents and any of their successors and assigns from and against any and all Losses or Claims which may be imposed, sustained, incurred or suffered or asserted as a result of, relating to or arising out of (i) the breach of any representation or warranty of the Buyer contained in this Agreement; and (ii) any failure by the Buyer to perform any covenant, agreement or obligation of the Buyer contained in this Agreement.

     7. CONFIDENTIALITY. All information furnished in writing by one party to this Agreement to another party to this Agreement in connection with this Agreement and the transactions contemplated hereby shall be kept confidential by the receiving party and shall be used by the receiving party only in connection with this Agreement and the transactions contemplated hereby, except to the extent that such information (i) is information which the receiving party can demonstrate was already known to the receiving party when received; (ii) thereafter becomes lawfully obtainable from other sources through no act or failure to act on the part of the receiving party; or (iii) is required to be disclosed pursuant to applicable law, rules or regulations (including the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder or the rules of any stock exchange), provided, that the receiving party shall disclose only so much of the confidential information as is legally required.

     8. MISCELLANEOUS.

     (a) All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including all fees of counsel and accountants, shall be paid by the party incurring the same.

All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally, sent facsimile transmission, or sent next-day delivery via Federal Express or a similar overnight courier. All communications to the Seller hereunder should be sent to AEW Capital Management, L.P., Attn: Robert C. Gifford, telephone 617-261-9248, facsimile: 617-261-9440, or to such other person or address as the Seller shall furnish to the Buyer in writing. All communications to the Buyer hereunder should be sent to Keystone Property Trust, 200 Four Falls Corporate Center, Suite 208, West Conshohocken, Pennsylvania 19428, Attn: Saul A. Behar, General Counsel, telephone: (484) 530-1800, facsimile: (484) 530-0131, with a copy to Clifford Chance US LLP, 200 Park Avenue, New York, NY 10166, Attn: Larry
P. Medvinsky, Esq., telephone: (212) 878-8000, facsimile: (212) 878-8375.


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     A notice shall be deemed given for purposes of this Agreement (i) on the date of delivery, if delivered personally or sent by facsimile transmission, and
(ii) on the first business day following the date of dispatch if sent next-day delivery via Federal Express or similar a overnight courier. Any party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice.

     (b) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OR CHOICE OF LAWS PROVISIONS THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION).

     (c) This Agreement may not be amended, modified, superseded, cancelled, renewed or extended except by a written instrument signed by both the Buyer and the Seller; provided, that the Buyer may assign its rights under this Agreement to the Operating Partnership.

     (d) If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and inoperative to the extent it may conflict with any applicable statute or rule of law and shall be deemed modified to conform with such statute or rule of law and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the rights of the parties hereto.

     (e) This Agreement may be executed simultaneously in two or more identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     (g) Each party hereto further agrees that, at any time and from time to time, upon the written request of the other party hereto, it will execute and deliver such further instruments and do such further acts and things reasonably necessary, desirable or proper as the requesting party may reasonably request in order to effect the purposes of this Agreement.



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     IN WITNESS WHEREOF, the parties have executed this Agreement, acting their duly authorized agents, as of the date first above written.

                                    KEYSTONE PROPERTY TRUST


                                    By: /s/ Saul A. Behar
                                        ------------------------------------
                                        Name:  Saul A. Behar
                                        Title: Senior Vice President,
                                               General Counsel and Secretary


                                    AEW TARGETED SECURITIES FUND, L.P.

                                    By:  AEW TSF, L.L.C.

                                    By:  AEW TSF, Inc.

                                    By:  /s/ Robert C. Gifford
                                         ------------------------------------
                                         Name: Robert C. Gifford
                                         Title: President


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